UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007 (February 28, 2007)

Eagle Bulk Shipping Inc.
(Exact Name of Registrant as Specified in its Charter)

Marshall Islands	000-51366	98-0453513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Park Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2500
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2007, Eagle Bulk Shipping Inc. (the ‘‘Company’’) issued a press release (the ‘‘Press Release’’) relating to its financial results for the fourth quarter and year ended December 31, 2006. Further, the Press Release also announced that members of the Company’s senior management team will host a teleconference and webcast at 4:30 p.m. ET on February 28, 2007 to discuss the results.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Press Release, attached hereto as Exhibit 99.1, shall be deemed to be ‘‘furnished’’ to the Securities and Exchange Commission (the ‘‘SEC’’) and not be deemed to be ‘‘filed’’ with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated February 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.

Date: February 28, 2007	By:	/s/ Sophocles N. Zoullas
Name: Sophocles N. Zoullas
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 28, 2007.